Credit Suisse First Boston

ABSC 2005 - HE1

Oustanding Principal Balance > $400K

538 records

Balance: 274,691,555

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Selection Criteria: Outstanding Principal Balance > $400K

Table of Contents

1. Principal Balance at Origination

2. Remaining Principal Balance

3. Fico Scores

4. Original Term

5. Remaining Term

6. Property Type

7. Occupancy Status

8. Loan Purpose

9. Original Loan to Value Ratio

10. Geographic Distribution By Balance

11. Documentation

12. Mortgage Rate

13. Maximum Rate

14. Gross Margin

15. Next Rate Adjustment Date

16. Original Number of Months to Expiration Of Prepayment Penalty Term

17. Loan Type

18. Credit Grade

19. Lien Position

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1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
400,001 - 500,000	315	$141,009,456.00	51.33%	642	81.73%	6.497%	95.58%	87.77%
500,001 - 600,000	148	81,307,318.00	29.60	647	81.14	6.521	94.55	88.96
600,001 - 700,000	47	30,613,711.00	11.14	637	78.84	6.426	97.88	85.04
700,001 - 800,000	23	17,284,535.00	6.29	651	77.13	6.268	100.00	85.04
800,001 - 900,000	3	2,507,000.00	0.91	657	76.25	6.488	100.00	76.25
900,001 - 1,000,000	2	1,990,000.00	0.72	603	72.37	7.062	100.00	72.37
Total:	538	$274,712,020.00	100.00%	643	80.83%	6.486%	95.88%	87.43%

Mimimum Original Balance: 400,500

Maximum Original Balance: 1,000,000

Average Original Balance: 510,617

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
400,001 - 500,000	315	$140,998,313.16	51.33%	642	81.73%	6.497%	95.58%
500,001 - 600,000	148	81,300,873.60	29.60	647	81.14	6.521	94.55
600,001 - 700,000	47	30,612,264.79	11.14	637	78.84	6.426	97.88
700,001 - 800,000	23	17,283,103.13	6.29	651	77.13	6.268	100.00
800,001 - 900,000	3	2,507,000.00	0.91	657	76.25	6.488	100.00
900,001 - 1,000,000	2	1,990,000.00	0.72	603	72.37	7.062	100.00
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

Mimimum Remaining Balance: 400,210

Maximum Remaining Balance: 1,000,000

Average Remaining Balance: 510,579

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
501 - 525	11	$5,686,291.00	2.07%	515	75.63%	7.393%	100.00%
526 - 550	19	9,574,446.00	3.49	539	80.87	7.201	100.00
551 - 575	28	13,948,719.68	5.08	563	78.94	7.113	100.00
576 - 600	64	32,365,921.51	11.78	587	78.19	6.727	100.00
601 - 625	91	48,048,246.56	17.49	613	80.32	6.572	96.92
626 - 650	84	41,319,058.96	15.04	640	81.71	6.416	97.51
651 - 675	95	49,153,049.62	17.89	664	81.31	6.182	95.68
676 - 700	63	31,507,177.40	11.47	687	82.53	6.425	87.82
701 - 725	40	20,538,605.70	7.48	712	82.26	6.150	93.20
726 - 750	23	12,080,158.53	4.40	738	84.85	6.280	91.98
751 - 775	16	8,434,729.72	3.07	763	76.48	6.185	94.46
776 - 800	3	1,535,150.00	0.56	784	87.64	5.984	100.00
801 - 825	1	500,000.00	0.18	803	78.13	6.100	100.00
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

Minimum FICO: 504

Maximum FICO: 803

WA FICO: 643

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	1	$432,000.00	0.16%	648	80.00%	5.990%	100.00%
181 - 240	1	424,000.00	0.15	655	80.00	6.750	100.00
241 - 300	4	1,984,750.00	0.72	725	85.00	5.280	100.00
301 - 360	532	271,850,804.68	98.97	643	80.80	6.495	95.84
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

Minimum Original Term: 180

Maximum Original Term: 360

WA Original Term: 359

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 180	1	$432,000.00	0.16%	648	80.00%	5.990%	100.00%
181 - 348	5	2,408,750.00	0.88	712	84.12	5.539	100.00
349 - 360	532	271,850,804.68	98.97	643	80.80	6.495	95.84
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

Minimum Remaining Term: 178

Maximum Remaining Term: 359

WA Remaining Term: 357

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	377	$191,203,504.63	69.61%	642	80.56%	6.433%	96.17%
PUD - Detached	78	40,830,889.55	14.86	630	80.86	6.547	100.00
2-4 Unit	54	26,506,787.50	9.65	671	83.60	6.704	87.41
Condominium	24	13,684,505.00	4.98	648	78.45	6.580	95.25
PUD - Attached	5	2,465,868.00	0.90	676	84.33	6.701	100.00
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Primary Residence	515	$263,385,299.38	95.88%	642	80.75%	6.456%	100.00%
Investment Property	16	7,573,647.21	2.76	682	86.06	7.200	0.00
Second Home	7	3,732,608.09	1.36	675	75.59	7.190	0.00
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Refinance - Cashout	246	$124,789,203.87	45.43%	628	79.43%	6.486%	95.93%
Purchase	240	122,726,252.29	44.68	666	82.20	6.444	95.26
Refinance - Rate/Term	52	27,176,098.52	9.89	610	81.02	6.675	98.50
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
45.01 - 50.00	3	$1,358,000.00	0.49%	579	48.35%	6.079%	100.00%
50.01 - 55.00	5	2,431,606.66	0.89	657	53.56	6.313	100.00
55.01 - 60.00	7	3,682,980.32	1.34	631	57.78	6.252	68.79
60.01 - 65.00	15	7,836,060.88	2.85	594	63.49	6.658	100.00
65.01 - 70.00	35	18,973,111.93	6.91	610	68.30	6.750	94.11
70.01 - 75.00	45	24,611,526.00	8.96	627	73.72	6.262	100.00
75.01 - 80.00	221	113,647,414.52	41.37	659	79.57	6.264	99.22
80.01 - 85.00	55	28,301,504.21	10.30	636	84.18	6.485	88.17
85.01 - 90.00	99	48,588,368.62	17.69	637	89.73	6.741	90.96
90.01 - 95.00	48	23,030,991.54	8.38	652	94.60	7.007	98.25
95.01 - 100.00	5	2,229,990.00	0.81	662	99.27	7.316	100.00
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

Minimum Original Loan-to-Value Ratio: 45.40

Maximum Original Loan-to-Value Ratio: 100.00

Weighted Average Original Loan-to-Value Ratio: 80.83

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10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	357	$183,322,728.75	66.74%	644	79.94%	6.384%	95.95%
New York	51	25,138,079.90	9.15	656	82.61	6.710	96.62
New Jersey	22	10,845,045.14	3.95	643	84.62	6.670	95.58
Illinois	12	6,112,844.80	2.23	631	84.45	6.984	92.01
Texas	10	5,158,600.00	1.88	646	80.15	6.105	100.00
Virginia	9	4,702,506.00	1.71	648	84.11	7.101	100.00
Washington	9	4,629,399.00	1.69	599	84.19	7.247	100.00
Nevada	8	4,522,519.88	1.65	629	82.72	6.746	100.00
Massachusetts	9	4,385,705.02	1.60	658	87.61	6.517	100.00
Arizona	8	4,276,163.87	1.56	618	77.82	6.491	88.67
Maryland	7	3,591,392.00	1.31	636	85.49	6.507	100.00
Other	36	18,006,570.32	6.56	643	79.94	6.610	91.25
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

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11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Documentation	186	$95,165,603.38	34.64%	635	81.59%	6.241%	98.48%
Stated Documentation	189	94,760,862.08	34.50	648	79.92	6.686	92.08
Streamlined - Stated ( PITI Verified)	71	36,160,886.02	13.16	678	80.48	6.638	98.86
Limited Documentation	70	35,955,684.26	13.09	621	80.81	6.525	98.46
Lite Documentation	10	6,365,441.03	2.32	641	84.65	6.369	100.00
Full Alternative Documentation	12	6,283,077.91	2.29	636	81.09	6.210	77.93
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

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12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 5.000	14	$7,073,466.72	2.58%	679	77.62%	4.985%	100.00%
5.001 - 5.500	49	25,122,825.97	9.15	666	78.28	5.353	100.00
5.501 - 6.000	133	66,684,980.63	24.28	657	79.52	5.872	99.22
6.001 - 6.500	111	56,785,157.72	20.67	649	81.05	6.304	97.03
6.501 - 7.000	114	59,497,326.65	21.66	635	81.22	6.809	94.51
7.001 - 7.500	60	30,644,676.37	11.16	629	82.02	7.300	90.32
7.501 - 8.000	32	17,169,420.39	6.25	604	82.67	7.822	91.42
8.001 - 8.500	16	7,556,340.43	2.75	617	87.09	8.280	87.98
8.501 - 9.000	7	3,327,109.80	1.21	594	86.99	8.752	85.32
9.001 - 9.500	2	830,250.00	0.30	540	82.00	9.163	100.00
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

Minimum Rate: 4.890

Maximum Rate: 9.200

WA Rate: 6.486

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13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 0.000	41	$21,395,767.43	7.79%	650	78.36%	6.480%	95.67%
11.001 - 11.500	8	4,483,000.00	1.63	670	81.19	4.991	100.00
11.501 - 12.000	38	19,214,507.59	6.99	682	79.60	5.306	100.00
12.001 - 12.500	87	44,586,376.82	16.23	662	79.12	5.765	100.00
12.501 - 13.000	108	53,773,125.45	19.58	638	80.31	6.111	98.97
13.001 - 13.500	94	48,592,367.87	17.69	651	81.95	6.588	94.78
13.501 - 14.000	84	42,936,900.28	15.63	629	81.29	7.003	93.42
14.001 - 14.500	44	23,798,909.01	8.66	613	81.53	7.561	89.49
14.501 - 15.000	16	7,543,090.43	2.75	598	84.00	8.068	92.48
15.001 - 15.500	11	5,205,150.00	1.89	632	88.52	8.358	82.55
15.501 - 16.000	6	2,740,109.80	1.00	593	89.11	8.782	82.17
16.001 - 16.500	1	422,250.00	0.15	561	79.97	9.200	100.00
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

Minimum Maximum Rate: 11.490

Maximum Maximum Rate: 16.200

WA Maximum Rate: 13.194

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14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 0.000	41	$21,395,767.43	7.79%	650	78.36%	6.480%	95.67%
2.501 - 3.000	2	905,250.00	0.33	742	85.00	5.004	100.00
3.001 - 3.500	2	1,079,500.00	0.39	710	85.00	5.511	100.00
4.001 - 4.500	1	536,000.00	0.20	665	80.00	4.990	100.00
4.501 - 5.000	56	29,897,265.53	10.88	664	81.65	6.131	100.00
5.001 - 5.500	111	56,219,476.57	20.47	639	81.20	6.205	94.37
5.501 - 6.000	193	97,136,660.70	35.36	648	79.40	6.495	96.03
6.001 - 6.500	71	37,234,620.16	13.56	632	81.47	6.582	97.15
6.501 - 7.000	27	13,481,796.00	4.91	613	80.54	7.307	100.00
7.001 - 7.500	22	10,915,899.67	3.97	630	88.13	7.343	79.01
7.501 - 8.000	11	5,452,818.62	1.99	616	86.90	7.326	100.00
8.001 - 8.500	1	436,500.00	0.16	686	90.00	7.250	100.00
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

Minimum Gross Margin: 3.000

Maximum Gross Margin: 8.125

WA Gross Margin: 5.7627

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15. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0000-00	41	$21,395,767.43	7.79%	650	78.36%	6.480%	95.67%
2005-03	4	1,984,750.00	0.72	725	85.00	5.280	100.00
2006-09	3	1,502,273.27	0.55	675	85.66	7.332	100.00
2006-10	19	10,311,680.02	3.75	640	78.94	6.759	90.56
2006-11	95	48,818,255.92	17.77	648	81.19	6.429	94.18
2006-12	324	164,906,877.32	60.03	638	80.95	6.534	96.02
2007-01	17	8,114,556.00	2.95	654	82.96	6.683	100.00
2007-10	1	600,235.41	0.22	564	91.00	8.490	100.00
2007-11	1	604,000.00	0.22	646	80.00	5.375	100.00
2007-12	15	7,171,550.00	2.61	656	81.91	6.030	100.00
2008-01	2	880,420.00	0.32	674	84.55	5.568	100.00
2009-08	1	498,569.31	0.18	602	80.00	6.250	100.00
2009-11	3	1,327,000.00	0.48	656	81.81	6.590	100.00
2009-12	12	6,575,620.00	2.39	667	78.28	5.777	100.00
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0 - 0	153	$77,660,956.51	28.27%	654	81.87%	6.755%	90.96%
7 - 12	37	20,478,757.00	7.46	633	80.26	6.872	98.03
13 - 24	307	155,513,937.68	56.61	638	80.60	6.339	97.84
25 - 36	41	21,037,903.49	7.66	655	79.18	6.209	97.54
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

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17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25 Yr 1 Month Libor -Interest Only ARM	4	$1,984,750.00	0.72%	725	85.00%	5.280%	100.00%
2/28 ARM	304	155,602,222.88	56.65	630	80.57	6.677	93.69
2/28 ARM - 2Yr Interest Only	46	22,232,803.00	8.09	651	82.21	6.519	97.45
2/28 ARM - 5Yr Interest Only	107	55,334,786.65	20.14	670	81.72	6.129	100.00
3/27 ARM	13	6,268,285.41	2.28	647	82.53	6.182	100.00
3/27 ARM - 3 Yr Interest Only	4	1,999,500.00	0.73	651	81.66	5.895	100.00
5/25 ARM	7	3,775,019.31	1.37	641	78.01	5.918	100.00
5/25 ARM - 5Yr Interest Only	12	6,098,420.00	2.22	666	81.08	6.016	100.00
Fixed - 15 Year	1	432,000.00	0.16	648	80.00	5.990	100.00
Fixed - 20 Year	1	424,000.00	0.15	655	80.00	6.750	100.00
Fixed - 30 Year	39	20,539,767.43	7.48	650	78.30	6.485	95.49
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

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18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A	86	$44,286,031.60	16.12%	624	80.76%	6.429%	95.89%
AA	352	179,629,911.79	65.39	664	81.50	6.382	95.08
A-	31	15,801,508.85	5.75	603	82.51	6.831	100.00
A+	20	9,450,238.14	3.44	601	75.35	6.625	93.12
B	17	8,788,052.66	3.20	555	75.97	7.131	100.00
B+	22	11,858,061.64	4.32	567	77.55	7.165	100.00
C	6	2,893,000.00	1.05	560	74.23	7.549	100.00
FICO	4	1,984,750.00	0.72	725	85.00	5.280	100.00
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

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19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%
Total:	538	$274,691,554.68	100.00%	643	80.83%	6.486%	95.88%

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Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

Dec 17, 2004 16:23

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